                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                            _________________


                                FORM 8-K


                             CURRENT REPORT



Pursuant To Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report      June 6, 1994

Date of Earliest Event Reported      June 2, 1994

                   Ferrellgas, Inc.
                 Ferrell Companies, Inc.
                 One Liberty Oil Company
       (Exact name of registrants as specified in their charters)

       Delaware                              73-1285864
       Kansas                                48-0587968
       Missouri              33-38482        43-1180681
(States or Other Juris- ) (Commission       (IRS Employer
  dictions of Incorpora-   File Number)   Identification Nos.)
  tion or Organization


  One Liberty Plaza, Liberty, Missouri            64068
 (Address of principal executive offices)       (Zip Code)


                       (816) 792-1600
        (Registrants' telephone number, including area code)

Item 5.    OTHER EVENTS

           On June 2, 1994, Ferrellgas, Inc. (the "Company"), extended to midnight, New York City time, on Wednesday, June 15, 1994, the expiration date of (i) its previously announced tender offer (the "Offer") to purchase all of its outstanding 11 5/8% Senior Subordinated Debentures due 2003 (the "Debentures") for a cash purchase price equal to 110.5% of their principal amount, plus accrued interest up to, but not including, the expiration date of the Offer, and (ii) its previously announced solicitation of consents (the "Solicitation") to certain proposed amendments to the Debentures (the "Proposed Amendments") for an additional payment of $20 in cash for each $1,000 principal amount of Debentures for which consents are received prior to the date on which a supplemental indenture providing for the Proposed Amendments is executed by the Company and the trustee under the indenture (the "Consent Date"). No other amendments were made to the terms of the Offer and the Solicitation.

           On June 2, 1994, the Company and the trustee under the indenture executed the supplemental indenture providing for the Proposed Amendments. As a result, the Consent Date is June 2, 1994. The Proposed Amendments provide that the amended provisions of the indenture will remain in effect in their current form until the date the Company accepts the Debentures for purchase pursuant to the Offer. Tendered Debentures may not be withdrawn and consents may not be revoked on or after the Consent Date.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial statements of businesses acquired.

                 Not applicable.

           (b) Pro forma financial information.

                 Not applicable.

           (c) Exhibits.

           The Exhibits listed in the Exhibit Index are filed as part of this Current Report on Form 8-K.

                             SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FERRELLGAS, INC.


                                 By  /s/ Danley K. Sheldon
                                       Danley K. Sheldon
                                       Vice President and Chief
                                         Financial Officer

                                 Date:  June 6, 1994

                             SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 FERRELL COMPANIES, INC.


                                 By  /s/ Danley K. Sheldon
                                       Danley K. Sheldon
                                       Vice President and Chief
                                         Financial Officer

                                 Date:  June 6, 1994

                             SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ONE LIBERTY OIL COMPANY


                                 By  /s/ Danley K. Sheldon
                                       Danley K. Sheldon
                                       Vice President and Chief
                                         Financial Officer

                                 Date:  June 6, 1994

                            EXHIBIT INDEX




Exhibit No.          Description of Exhibit
     1           Text of press release issued by
                 Ferrellgas, Inc. on June 2, 1994

      2          First Supplemental Indenture
                 dated as of June 2, 1994
                 between Ferrellgas, Inc. and
                 Norwest Bank Minnesota, N.A.

                               Exhibit No. 1

Contact:   Jeanne M. Carr
           MacKenzie Partners, Inc.
           212-929-5916
           or
           Brian M.Smith
           Ferrellgas, Inc.
           816-792-7824

FOR IMMEDIATE RELEASE

FERRELLGAS, INC. EXTENDS TENDER OFFER AND CONSENT SOLICITATION
FOR 11 5/8% SENIOR SUBORDINATED DEBENTURES DUE 2003 TO JUNE 15;
RECEIVES REQUISITE CONSENTS TO PROPOSED AMENDMENTS

LIBERTY, MISSOURI, JUNE 2, 1994 --- Ferrellgas, Inc. (the "Company") announced today that it has extended to midnight, New York City time, on Wednesday, June 15, 1994, the expiration date for its previously announced tender offer to purchase all of its outstanding 11 5/8% Senior Subordinated Debentures Due 2003 and the related solicitation of consents to certain proposed amendments to the indenture governing the debentures. No other amendments have been made to the terms of the offer and solicitation.

The Company also announced that, according to the depositary, it has received, pursuant to the offer, tenders and consents to the proposed amendments from holders representing 100% of the $250,000,000 principal amount of debentures outstanding. This includes debentures tendered by notices of guaranteed delivery.

The Company and the trustee under the indenture intend to execute later today (the "Consent Date") the supplemental indenture providing for the proposed amendments. The proposed amendments provide that the amended provisions of the indenture will remain in effect in their current form until the date the Company accepts debentures for purchase pursuant to the offer. Tendered debentures may be withdrawn and consents may be revoked only until the Consent Date.

The offer and solicitation are being made in connection with the previously announced proposed transfer of the Company's propane business and assets, constituting all of its operating assets, to Ferrellgas, L.P., a newly-formed limited partnership. The offer, and the Company's obligation to make consent payments, are conditioned upon, among other things, the consummation of the proposed transfer and certain related transactions, including the previously announced offerings by Ferrellgas Partners, L.P. of 13.1 million Common Units representing limited partner interests and by Ferrellgas, L.P. of $250 million principal amount of Senior Notes due 2001. The Company intends to extend the offer so that the final expiration date occurs on or about the same date as the consummation of such other transactions.

Donaldson, Lufkin & Jenrette Securities Corporation is acting as Dealer Manager for the offer and solicitation and MacKenzie
Partners, Inc. is the Information Agent.

                                                       Exhibit No. 2

                    FIRST SUPPLEMENTAL INDENTURE


           This FIRST SUPPLEMENTAL INDENTURE, dated as of the 2nd day of June, 1994 by and between FERRELLGAS, INC., a Delaware corporation (the "Company"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Trustee (the "Trustee") under an Indenture dated as of December 1, 1991, pursuant to which the Company issued its 11 5/8% Senior Subordinated Debentures due December 15, 2003 (the "Indenture"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Indenture.

           WHEREAS, the Company desires to amend the Indenture as set forth below; and

           WHEREAS, pursuant to Section 9.02 of the Indenture, the Company and the Trustee may amend the Indenture with the written consent of the Holders of a majority in principal amount of the then outstanding Securities; and

           WHEREAS, pursuant to a solicitation of consent by the Company, the requisite consent of the Holders of outstanding
Securities has been received; and

           WHEREAS, all other conditions precedent to the execution of this First Supplemental Indenture have been complied with;

           NOW, THEREFORE, each party, for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities, agrees as follows:


Section 1. Definitions. The following definitions are hereby added to Section 1.01 of the Indenture:

           "Acceptance Date" means the date on which the Company shall have accepted for purchase and payment the Securities validly tendered pursuant to the Tender Offer and shall have so advised the Trustee in writing upon which the Trustee may conclusively rely.

           "Tender Offer" means the offer and solicitation made by the Company to the Holders of the Securities pursuant to the Offer to Purchase and Consent Solicitation, dated
      May 4, 1994, as amended and supplemented.



Section 2.       Amendment of Indenture.

           (a)   The following sections of the Indenture  --
Section 4.04 (Compliance Certificate), Section 4.05 (Taxes),
Section 4.06 (Stay, Extension and Usury Laws), Section 4.07 (Limitation on Restricted Payments), Section 4.08 (Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries), Section 4.09 (Limitation on Additional Debt),
Section 4.11 (Limitation on Transactions with Affiliates),
Section 4.12 (Limitation on Liens), Section 4.13 (Corporate Existence), Section 4.14 (Liquidation) and Section 4.15 (No Senior Subordinated Debt) -- are hereby amended by adding a new first paragraph below the heading of each such Section as follows:

           "This Section shall read in its entirety as set forth below until the Acceptance Date at which time this Section and any and all references hereto in this Indenture shall, without any further action by any person, be eliminated in their entirety."

           (b) Clause (a) of Section 4.10 of the Indenture is hereby amended by adding a new first paragraph after the paragraph designation "(a)" but before the current language of such Section 4.10(a) as follows:

           "This Section 4.10(a) shall read in its
      entirety as set forth below until the Acceptance
      Date at which time this Section 4.10(a) shall, without any further action by any person, read in its entirety as set forth in brackets at the end of this Section 4.10(a)."

and by adding the following paragraph to the end of such
Section 4.10(a):

                 ["The Company will not, and will not
      permit any of its subsidiaries (other than Unrestricted Subsidiaries) to, (i) sell, lease, convey or otherwise dispose of any assets (including by way of a sale-and-leaseback) other than in the ordinary course of business (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company shall be governed by the provisions of Section 5.01 hereof), in one or a series of related transactions involving assets or securities having a fair market value in excess of $50 million in the aggregate, (an
      "Asset Sale"), unless the Company shall comply with this Section 4.10."]

           (c) Clause (f) of Section 4.10 of the Indenture is hereby amended by adding after the paragraph designation "(f)" but before the current language of such Section 4.10(f) as follows:

           "This Section 4.10(f) shall read in its
      entirety as set forth below until the Acceptance
      Date at which time this Section 4.10(f) and any and all references hereto in this Indenture shall, without any further action by any person, be eliminated in their entirety."

           (d) The definitions of "Change in Control" and "Related Parties" in Section 4.16 of the Indenture are hereby amended by adding immediately before the current definition of "Change in Control" as follows:

           "The definitions of 'Change in Control' and 'Related Parties' in this Section 4.16 shall read in their entirety as set forth below until the Acceptance Date at which time this such definitions shall, without any further action by any person, read in their entirety as set forth in brackets at the end of this Section 4.16."

and by adding the following paragraph to the end of such
Section 4.16:

                 ["'Change in Control' means any
      transaction the result of which is that James E.
      Ferrell and the Related Parties (as defined below) beneficially own, in the aggregate, directly or indirectly, less than 51% of the total voting power entitled to vote for the election of directors of the Company (other than on account of a consolidation or merger or a sale of all or substantially all of the assets of the Company that complies with Section 5.01 hereof)."]

                 ["'Related Parties' means any lineal
      descendant of James E. Ferrell, any trust for his benefit or for the benefit of his spouse or any such lineal descendant or any corporation or partnership in which James E. Ferrell and/or any of the foregoing Persons is the beneficial owner, directly or indirectly, of 51% or more of the voting equity interests."]

           (e) Section 5.01 of the Indenture is hereby amended by adding a new first paragraph below the heading to such
Section 5.01 as follows:

           "This Section 5.01 shall read in its entirety as set forth below until the Acceptance Date at which time this Section 5.01 shall, without any further action by any person, read in its entirety as set forth in brackets at the end of this Section
      5.01 and the current clauses (iii) and (iv) of such
      Section 5.01 shall be deleted in their entirety."

and by adding the following paragraph to the end of such
Section 5.01:

           ["Section 5.01. When the Company May Merge, etc.

                 ["The Company will not consolidate or
      merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another corporation, person or entity unless:

                 ["(i)      with respect to transactions
      entered into after the consummation of the Transaction, as that term is defined in the Tender
      Offer, either the Company is the surviving person or the entity or the person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, partnership, limited partnership or other entity organized or existing under the laws of the United States, any state thereof or the District of Columbia; and

                 ["(ii)     either (a) the person formed by
      or surviving any such consolidation or merger (if other than the Company) or the person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all of the Obligations of the Company pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Securities and this Indenture; or (b) the Company shall make an offer to redeem the Securities pursuant to Section
      3.09."]

           (f) Section 5.02 of the Indenture is hereby amended by adding a new first paragraph below the heading to such
Section 5.02 as follows:

           "This Section 5.02 shall read in its entirety as set forth below until the Acceptance Date at which time this Section 5.02 shall, without any further action by any person, read in its entirety as set forth in brackets at the end of this Section
      5.02."

and by adding the following paragraph to the end of such
Section 5.02:

           ["Section 5.02.  Successor Entity Substituted.

                 ["Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company, in accordance with Section 5.01, the successor entity formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall, in the event such successor elects to comply with Section 5.01(ii)(a), succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person has been named as the Company herein; and, upon such compliance, the Company shall be released or discharged from the obligation to pay the principal of or interest on the securities."]

           (g) Clauses (5) and (6) of Section 6.01 of the Indenture are hereby amended by adding a new first paragraph after the paragraph designations "(5)" and "(6)," respectively, but before the current language of such Clauses as follows:

           "This Clause shall read in its entirety as set forth below until the Acceptance Date at which time this Clause and any and all references hereto in this Indenture shall, without any further action by any person, be eliminated in their entirety."

           (h) Clause (3) of Section 6.01 of the Indenture is hereby amended by adding a new first paragraph after the designation "(3)" but before the current language of such Clause (3) as follows:

           "This Clause (3) of Section 6.01 shall read in its entirety as set forth below until the Acceptance
      Date at which time this Clause (3) of Section 6.01 shall, without any further action by any person, read in its entirety as set forth in brackets at the end of this Clause (3) of Section 6.01."

and by adding the following paragraph to the end of such Clause
(3) to Section 6.01:

                 ["(3)      the Company fails to observe or
      perform any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to Sections 4.10, 4.16 and 5.01 hereof;"]


Section 3.       Amendment of Exhibit A.

           (a) Exhibit A of the Indenture is hereby amended by adding a new paragraph below the reference to such Exhibit A as follows:

           "Ferrellgas, Inc. and the Trustee have entered into a First Supplemental Indenture dated as of June
      2, 1994 which (i) eliminated certain of the definitions contained therein; (ii) eliminated or modified certain restrictive and other covenants contained therein; and (iii) eliminated or modified certain Events of Default contained therein.
      Reference is hereby made to such First Supplemental
      Indenture, copies of which are on file with the Trustee.

           (b) The first sentence of Paragraph 13 on the reverse side of Exhibit A of the Indenture is hereby amended by adding a new first sentence after the paragraph designation
"13" as follows:

           "This Paragraph 13 shall read in its entirety as set forth below until the Acceptance Date at which time the first sentence of this Paragraph 13 shall, without any further action by any person, read in its entirety as set forth in brackets at the end of this Paragraph 13 and the balance of this Paragraph 13 shall read as it currently does."

and by adding the following paragraph to the end of such Paragraph 13:

           ["Events of Default include: default in payment of interest on the Securities for 30 days; default in payment of principal on the Securities; failure by the Company to comply with certain agreements in the Indenture or the Securities; failure by the Company for 30 days after notice to it to comply with certain of its other agreements in the Indenture or the Securities; and certain events of bankruptcy or insolvency."]


Section 4.       Ratification of Indenture.

           As amended by this First Supplemental Indenture, the Indenture is in all respects ratified and confirmed and shall be read, taken and construed as one and the same instrument.


Section 5.       The Trustee.

           The Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals of fact herein, all of which are made by the Company, and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or sufficiency of this First Supplemental Indenture.


Section 6.       Effective Date.

           This First Supplemental Indenture shall become effective and binding upon the date and time hereof.


Section 7.       Governing Law.

           This First Supplemental Indenture shall be governed by and construed in accordance with the laws of State of New
York.


Section 8.       Counterparts.

           This First Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.


Section 9.       No Default.

           The Company represents and warrants that, as of the date hereof, no Default or Event of Default exists or, as a result of the execution and delivery of the First Supplemental
Indenture, will exist.


Section 10. Notation on Securities. (a) Securities authenticated and delivered after the effectiveness of this First Supplemental Indenture shall be imprinted by the Trustee with substantially the following notation pursuant to Section
9.05 of the Indenture:

           "This Company and the Trustee have entered into a First Supplemental Indenture dated as of June 2,
      1994 which (i) eliminated certain of the definitions contained therein; (ii) eliminated or modified certain restrictive and other covenants contained therein; and (iii) eliminated or modified certain
      Events of Default contained therein. Reference is hereby made to such First Supplemental Indenture, copies of which are on file with the Trustee.

           (b) Upon effectiveness of this First Supplemental Indenture, the Company shall notify each remaining Holder of such effectiveness and of the amended form of Security and if the Company so determines, new Securities shall be prepared and executed by the Company, at its expense, so modified as to conform, in the opinion of the Trustee and the Company, to this First Supplemental Indenture, authenticated by the Trustee and delivered in exchange for the Securities then outstanding. The Trustee shall give notice to each Holder of the time, place and manner in which any such exchange shall be made.


Section 11.      Miscellaneous.

           (a) All of the covenants, stipulations, promises and agreements in this First Supplemental Indenture by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

           (b) If and to the extent that any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included herein or in the Indenture by the Trust Indenture Act, such required provision shall be deemed to be included herein and shall control.

           (c)   In case any provision of this First Supplemental
Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or of the Securities shall not in any way be affected or impaired thereby.


           IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and delivered as of the date first written above.


                                 FERRELLGAS, INC.


                                 By:/S/ Danley K. Sheldon
                                 Name:  Danley K. Sheldon
                                 Title:Vice President & Chief
                                       Financial Officer



                                 NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION



                                 By: /S/ Raymond S. Haverstock
                                 Name: Raymond S. Haverstock
                                 Title: Assistant Vice President